UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Atmos Energy Corporation

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on February 3, 2016.

ATMOS ENERGY CORPORATION

ATMOS ENERGY CORPORATION C/O AMERICAN STOCK TRANSFER 6201 15TH AVENUE BROOKLYN, NY 11219

Meeting Information

Meeting Type: Annual Meeting
For holders as of: December 10, 2015
Date: February 3, 2016 Time: 9:00 a.m. CST
Location: Charles K.Vaughan Center
3697 Mapleshade Lane Plano, TX 75075
You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote — How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT SUMMARY ANNUAL REPORT FORM 10-K

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or EMAIL Copy:

If you want to receive a paper or email copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY EMAIL*: sendmaterial@proxyvote.com

* If requesting materials by email, please send a blank email with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this email address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before January 20, 2016 to facilitate timely delivery.

— How To Vote — Please Choose One of the Following Voting Methods
Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends you vote FOR the following listed nominees:

1.      ELECTION OF DIRECTORS

Nominees:

1a.    Robert W. Best

1b.    Kim R. Cocklin

1c.    Richard W. Douglas

1d.    Ruben E. Esquivel

1e.    Richard K. Gordon

1f.    Robert C. Grable

1g.    Michael E. Haefner

1h.    Thomas C. Meredith

1i.     Nancy K. Quinn

1j.     Richard A. Sampson

1k.    Stephen R. Springer

1l.     Richard Ware II

The Board of Directors recommends that you vote FOR proposals 2-5.

2.	Proposal to amend the Company’s 1998 Long-Term Incentive Plan to increase the number of shares reserved for issuance under the Plan and to extend the term of the Plan for an additional five years.

3.	Proposal to amend the Company’s Annual Incentive Plan for Management to extend the term for an additional five years.

4.	Proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal 2016.

5.	Proposal for an advisory vote by shareholders to approve the compensation of the Company’s named executive officers for fiscal 2015 (“Say-on-Pay”).

The Board of Directors recommends that you select one (1) year as your preference on the following proposal.

6.	Proposal for an advisory vote on frequency of vote on Say-on-Pay in future years (“Say-on-Frequency”).